UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 15, 2022

CSI Compressco LP

(Exact name of registrant as specified in its charter)

Delaware	1-35195	94-3450907
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Hughes Landing Boulevard,
Suite 200
The Woodlands, Texas 77380
(Address of principal executive offices)

Registrant’s telephone number, including area code: (832) 365-2257

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	CCLP	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Effective December 15, 2022, the holders of 58.99% of the outstanding common units (collectively, the “Consenting Majority Unitholders”) of CSI Compressco LP (the “Partnership”) consented in writing to the adoption of the CSI Compressco LP Third Amended and Restated 2011 Long Term Incentive Plan (the “Amended LTIP”).

Common unitholders of record as of December 15, 2022 are entitled to notice of the taking of the action by the Consenting Majority Unitholders. On December 15, 2022, there were a total of 141,237,462 common units issued and outstanding. Each common unitholder was entitled to one vote for each common unit held by such holder. As of December 15, 2022, the Consenting Majority Unitholders were the record owners of an aggregate of 83,319,814 common units, representing 58.99% of the issued and outstanding common units of the Partnership.

The written consent on December 15, 2022 constituted approval of the proposed corporate action by approximately 58.99% of the Partnership’s total issued and outstanding common units. Under the Delaware Revised Uniform Limited Partnership Act and the Partnership’s Third Amended and Restated Agreement of Limited Partnership, as amended, the written consent on December 15, 2022 of the Consenting Majority Unitholders, as the holders of a majority of the Partnership’s outstanding common units, constituted unitholder approval of the adoption of the Amended LTIP.

The Partnership will file an Information Statement on Schedule 14C with the Securities and Exchange Commission and mail a Notice of Internet Availability of the Information Statement to its common unitholders of record as of December 15, 2022, notifying them of the action taken by written consent on December 15, 2022 by the Consenting Majority Unitholders to approve the Amended LTIP. Pursuant to applicable regulation, the Amended LTIP will become effective no earlier than 20 days from the date the Notice of Internet Availability of the Information Statement is first sent or given to the Partnership’s unitholders.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSI Compressco LP

	By:	CSI Compressco GP LLC,
its general partner

Date: December 21, 2022	By:	/s/ John E. Jackson
John E. Jackson
Chief Executive Officer